UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

Accretive Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois		60611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In light of a recent media publication quoting the Department of Financial Regulation of the State of Vermont (the “Vermont DFR”), Accretive Health, Inc. (the “Company”) is announcing that, on December 6, 2012, it received confirmation from the Vermont DFR that, in connection with their regulatory inquiry into the Company, to date the Vermont DFR has not found that the Company violated Vermont debt collection laws, and that no further action will be taken by the Vermont DFR at this time. The Vermont DFR’s inquiry was one of the two state regulatory inquiries that were referenced in the Company’s most recent Quarterly Report on Form 10-Q for the period ending September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.

Date: December 7, 2012	By:	/s/ John T. Staton
John T. Staton
Chief Financial Officer and Treasurer